     As filed with the Securities and Exchange Commission on January 20, 1999
                                                   Registration No. 333-58839

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                           THE COOPER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE           6140 Stoneridge Mall Road        94-2657368
 (State or other               Suite 590             (I.R.S. Employer
 jurisdiction of      Pleasanton, California 94588    Identification
incorporation or    (Address of principal executive        Number)
  organization)                 offices)

                          Registrant's telephone number
                       including area code: (925) 460-3600

                          -----------------------------



                           THE COOPER COMPANIES, INC.
                          1998 LONG TERM INCENTIVE PLAN
                            (FULL TITLE OF THE PLAN)

                                -----------------


                                CAROL R. KAUFMAN
                 VICE PRESIDENT OF LEGAL AFFAIRS, SECRETARY AND
                          CHIEF ADMINISTRATIVE OFFICER

                           THE COOPER COMPANIES, INC.
                      6140 STONERIDGE MALL ROAD, SUITE 590
                              PLEASANTON, CA 94588
                                 (925) 460-3600
          (Name, address and telephone number, including area code, of agent for service)

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 333-58839) amends and restates Part II, Item 8 hereof as follows:

ITEM 8.   EXHIBITS

4.1* Restated Certificate of Incorporation, as amended, incorporated by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-3 (No. 33-17330).

4.2* Certificate of Amendment of Restated Certificate of Incorporation dated September 21, 1995, incorporated by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
          October 31, 1995.

4.3*      Certificate of Designations of Series A Junior Participating Preferred
          Stock of The Cooper Companies, Inc., incorporated by reference to
          Exhibit 4.0 to the Registrant's Current Report on Form 8-K dated
          October 29, 1997.

4.4* Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 3.2 to the Registrant's Report on Form 8-A dated
          January 18, 1994.

4.5* Rights Agreement, dated as of October 29, 1997, between the Registrant and American Stock Transfer & Trust Company, incorporated by reference to Exhibit 4.0 to the Registrant's Current Report on Form 8-K dated
          October 29, 1997.

4.6*      The Cooper  Companies,  Inc.  1998 Long Term  Incentive
          Plan,  incorporated  by reference  to the  Registrant's
          Proxy Statement on Form 14A filed on February 18, 1998.

4.7       Amendment  No. 1 to The  Cooper  Companies,  Inc.  1998
          Long Term Incentive Plan dated as of April 2, 1998.

5.1*      Opinion of Latham & Watkins.

23.1      Consent of Independent Certified Public Accountants.

23.2*     Consent of Latham & Watkins (included in Exhibit 5.1).

24.1*     Power of Attorney.

-----------------
*     Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, California, on the 20th day of January, 1999.

                                 THE COOPER COMPANIES, INC.

                                 By:    /s/ Carol R. Kaufman
                                    --------------------------------
                                          Carol R. Kaufman
                                  Vice President of Legal Affairs
                                  and Chief Administrative Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY OR ON BEHALF OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 20TH DAY OF JANUARY, 1999.


A. THOMAS BENDER*                    President, Chief Executive
--------------------------------     Officer and Director
(A. Thomas Bender)                   (Principal Executive Officer)


ROBERT S. WEISS*                     Executive Vice President,
--------------------------------     Treasurer, Chief Financial
(Robert S. Weiss)                    Officer and Director
                                     (Principal Financial Officer)

STEPHEN C. WHITEFORD*                Vice President and Corporate
--------------------------------     Controller (Principal
(Stephen C. Whiteford)               Accounting Officer)


ALLAN E. RUBENSTEIN*                 Chairman of the Board of
--------------------------------     Directors
(Allan E. Rubenstein)


--------------------------------     Director
(Michael H. Kalkstein)

DONALD PRESS*                        Director
--------------------------------
(Donald Press)

MOSES MARX*                          Director
--------------------------------
(Moses Marx)

STEVEN ROSENBERG*                    Director
--------------------------------
(Steven Rosenberg)

STANLEY ZINBERG*
--------------------------------
(Stanley Zinberg)                    Director

*By: /s/ Carol R. Kaufman
    ----------------------------
     Carol R. Kaufman - Attorney-in-Fact



                           THE COOPER COMPANIES, INC.

                                  EXHIBIT INDEX


          Description of Exhibit

4.1* Restated Certificate of Incorporation, as amended, incorporated by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-3 (No. 33-17330).

4.2* Certificate of Amendment of Restated Certificate of Incorporation dated September 21, 1995, incorporated by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
          October 31, 1995.

4.3*      Certificate of Designations of Series A Junior Participating Preferred
          Stock of The Cooper Companies, Inc., incorporated by reference to
          Exhibit 4.0 to the Registrant's Current Report on Form 8-K dated
          October 29, 1997.

4.4* Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 3.2 to the Registrant's Report on Form 8-A dated
          January 18, 1994.

4.5* Rights Agreement, dated as of October 29, 1997, between the Registrant and American Stock Transfer & Trust Company, incorporated by reference to Exhibit 4.0 to the Registrant's Current Report on Form 8-K dated
          October 29, 1997.

4.6*      The Cooper  Companies,  Inc.  1998 Long Term  Incentive
          Plan,  incorporated  by reference  to the  Registrant's
          Proxy Statement on Form 14A filed on February 18, 1998.

4.7       Amendment  No. 1 to The  Cooper  Companies,  Inc.  1998
          Long Term Incentive Plan dated as of April 2, 1998.

5.1*      Opinion of Latham & Watkins.

23.1      Consent of Independent Certified Public Accountants.

23.2*     Consent of Latham & Watkins (included in Exhibit 5.1).

24.1*     Power of Attorney.

-----------------
*     Previously filed.